                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported) February 14, 2002



                                MSU Devices Inc.
             (Exact name of registrant as specified in its charter)




         Delaware                     33-28622-A            22-2748288
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
     of incorporation)                                    Identification No.)



2901 North Dallas Parkway, Suite 460, Plano, Texas                 75093
      (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code               (972) 473-7543




         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

The Company is filing herewith its press release dated February 14, 2002 as
Exhibit 99.1 hereto issued in connection with Rule 135c under the Securities Act of 1933, as amended.


Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Press Release

                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MSU DEVICES Inc.
                                             -----------------------------------
                                             (Registrant)



February 14, 2002                            /s/ P.J. Brown
-----------------------------------          -----------------------------------
(Date)                                       Name:  P.J. Brown
                                             Title: Vice President Finance and
                                                    Chief Financial Officer

                                  Exhibit Index


Exhibit
Number           Description
---------------- ---------------------------------------------------------------
99.1             Press Release.